Exhibit 10.4

INTELLECTUAL PROPERTY PURCHASE AGREEMENT

This INTELLECTUAL PROPERTY PURCHASE AGREEMENT (the “Agreement”), dated March 14, 2023 (the “Effective Date”) is entered into between Basestones Capital Ltd., a Nevada corporation (“Seller”) and Reticulate Micro, Inc., a Nevada corporation (“Buyer”). (collectively, the “Parties,” or each, individually, a “Party”).

RECITALS

WHEREAS, pursuant to the terms and conditions of this Agreement, Seller desires to sell, convey, transfer and assign all right, title and interest in certain intellectual property (Purchased Assets) to Buyer.

AGREEMENTS

NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, the parties, intending to be legally bound, agree as follows:

DEFINITIONS

For the purposes of this Agreement, the following capitalized terms shall have the meanings assigned to them below.

1.1 “Encumbrances” shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever (including any restriction on (a) the receipt of any income derived from any asset, or (b) the possession, exercise or transfer of any other attribute of ownership of any asset other than any restrictions that result from the license applicable to any licensed software incorporated into the Purchased Assets such as code referred to as open source software).

1.2 “Purchased Assets” means the Purchased Assets defined in Intellectual Property Purchase Agreement entered into on February 7, 2023 between Eyes Technology, Inc., Radmilo Bozinovic, and Basestones Capital Ltd., attached hereto as Exhibit A. Namely, U.S. Patent No. 9,451,291 (Fast DWT-Based Intermediate Video Codec Optimized For Massively Parallel Architecture), issued on September 20, 2016, and any and all worldwide industrial and intellectual property rights and all rights associated therewith, including all patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof, all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data, proprietary processes and formulae, algorithms, specifications, all industrial designs and any registrations and applications therefor and all other rights corresponding thereto, all computer software, including all source code, object code, firmware, development tools, files, records and data, all moral and economic rights of authors and inventors, however denominated, and any similar or equivalent rights to any of the foregoing, and all tangible embodiments of the foregoing.

SALE AND TRANSFER TO BUYER OF PURCHASED ASSETS

1.3 Sale and Transfer. Subject to the terms and conditions of this Agreement, on the Effective Date, Seller hereby sells, conveys, transfers and assigns to Buyer, and its successors and assigns, Seller’s entire right, title and interest in and to the Purchased Assets, together with all appurtenant goodwill relating thereto, free and clear of all Encumbrances and shall deliver to Buyer an executed patent assignment set forth on Exhibit B (the “Assignment ”). In addition, Seller conveys to Buyer any right that Seller has to sue for past, present or future infringement of the Purchased Assets and to retain any damages and profits due or accrued for any such past, present or future infringement of the Purchased Assets.

1.4 The Purchase Price. Subject to the terms and conditions of this Agreement, in consideration of the aforesaid sale, conveyance, assignment, transfer and delivery to Buyer of the Purchased Assets, Buyer hereby agrees to pay to Seller $200,000 (the “Purchase Price”) in cash, by wire transfer of immediately available funds.

1.5 Deliverables. Seller shall deliver to Buyer the Deliverables (“Deliverables”) defined in Intellectual Property Purchase Agreement entered into on February 7, 2023 between Eyes Technology, Inc., Radmilo Bozinovic, and Basestones Capital Ltd., attached hereto as Exhibit A.

1.6 Excluded Liabilities. Buyer shall not assume any liabilities of Seller all of which shall remain the liabilities of Seller (such liabilities, the “Excluded Liabilities”). Seller shall not assume any liabilities of Buyer, all of which shall remain the liabilities of Buyer.

1.7 Further Assurances. Promptly upon the request of Buyer, Seller shall execute such other reasonable and customary forms or documents as may be necessary or desirable to continue, secure, defend, register, confirm, evidence and otherwise give full effect to and to perfect Buyer’s rights under this Agreement or vest Buyer with full right, title and interest in and to the Purchased Assets.

REPRESENTATIONS, WARRANTIES

1.8 Mutual Warranties. Buyer and Seller each represents and warrants that (i) it has the right and authority to enter into this Agreement and to carry out each of the respective obligations hereunder, and (ii) it is not a party to any agreement or other contractual commitment that would restrict it from executing this Agreement, or granting the rights granted hereunder.

1.9 Representations and Warranties by Seller. In addition to what is expressly provided in Section 1.7, Seller represents and warrants to Buyer the following:

(a) Seller has full power and authority to execute and deliver this Agreement and the Assignment Agreement and to assign and transfer to Buyer the Purchased Assets pursuant to this Agreement. This Agreement has been duly executed and delivered by Seller.

(b) The execution and delivery by Seller of this Agreement and the Assignment Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, (i) result in the creation of any Encumbrances on any of the Purchased Assets other than any Encumbrance created as a result of facts specific to Buyer, (ii) conflict with any contract to which Seller is a party, or (iii) conflict with any legal requirements applicable to Seller or any of the Purchased Assets. No consent of any third party is required by or with respect to Seller in connection with the execution and delivery of this Agreement and the Assignment Agreement or the consummation of the transactions contemplated hereby and thereby.

(c) There is no private or governmental action, suit, proceeding, claim, arbitration, mediation or investigation pending before any governmental entity or threatened against Seller or any of the Purchased Assets, nor, to Seller’s actual knowledge, is there any reasonable basis for any such action, suit, proceeding, claim, arbitration, mediation or investigation, related to the Purchased Assets. To Seller’s actual knowledge, there is no judgment, decree, injunction, rule or order against Seller or any of the Purchased Assets related to the Purchased Asset.

(d) Seller is the sole and exclusive owner of the entire right, title and interest in and to the Purchased Assets and has good and marketable title to the Purchased Assets free and clear of all Encumbrances. Seller does not unlawfully or wrongfully use or possess any Purchased Assets and did not misappropriate the Purchased Assets from another person or entity. Seller is not aware of any infringement upon the rights of any third party and no such claim of infringement or violation has been threatened or asserted or is pending against Seller, its end-user customers, licensees or licensors. Seller is unaware that any of the foregoing claims or demands by any third party will be, or is likely to be made, or of any fact or circumstance that could reasonably give rise to any such claim or demand. Seller has not entered into any agreement, license, release, or order that restricts the right of Seller or Buyer to exploit the Purchased Assets in any way. Seller has taken all necessary steps to ensure the validity and enforceability of any issued claims resulting from the Purchased Assets.

INDEMNIFICATION

1.10 Survival. All representations, warranties, covenants, and agreements contained herein and all related rights to indemnification shall continue in full force and effect following the date hereof.

1.11 Seller. Seller shall indemnify and hold harmless Buyer and its directors, officers, agents and employees and each person, if any, who controls or may control Buyer (each of the foregoing being referred to individually as an “Indemnified Person” and collectively as “Indemnified Persons”) from and against any and all losses, liabilities, damages, reductions in value, costs and expenses, including costs of investigation and defense and reasonable fees and expenses of lawyers, experts and other professionals (collectively, “Damages”) directly or indirectly arising out of, resulting from or in connection with (i) any failure of any representation or warranty made by Seller in this Agreement to be true and correct, (ii) any breach of or default in connection with any of the covenants or agreements made by Seller in this Agreement, or (iii) any Excluded Liabilities.

SECTION V: CONFIDENTIALITY

1.12 Non-Disclosure. Buyer and Seller agree that the terms of this Agreement and its existence are confidential. Except for the existence of the “Assignment Agreement,” which will be recorded with the U.S. Patent and Trademark Office, Buyer and Seller agree not to disclose the terms of this Agreement or its existence to any third party, other than its legal, financial or other professional advisors, without prior written approval of the other Party. Notwithstanding the foregoing, Buyer may disclose that it is the owner of the Purchased Assets.

1.13 Permitted Disclosures. Each Party may make disclosures of the terms and existence of this Agreement only (i) if compelled to do so by a government authority having jurisdiction over the Party or as otherwise required under applicable law or regulation, (ii) to actual or potential investors, lenders, and others that require access to this Agreement in connection with the evaluation of one (1) or more transactions involving a Party and that agree to refrain from disclosing such information or using such information for any purpose other than such evaluation, and (iii) to the business, legal and financial advisors of each Party. Each Party agrees to promptly notify the other Party of such potential disclosure to the extent that it is permitted to do so and that, in the case of disclosures compelled by a government authority, it will use commercially reasonable efforts to persuade the appropriate authority that, because of the confidential nature of the terms and existence of this Agreement, such terms and existence should not be disclosed.

1.14 Ownership of Information. Except as provided herein, any and all information of a confidential or proprietary nature which may be disclosed in connection with the discussion, negotiation, or execution of these documents will remain the exclusive property of the Party disclosing such information and will be held in the strictest confidence and will not be used by the Party receiving such information except in furtherance of the purposes of this Agreement.

MISCELLANEOUS

1.15 Fees and Expenses. All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereunder shall be paid by the party incurring such expenses, except as specifically provided to the contrary in this Agreement.

1.16 Equitable Remedies. Seller acknowledges that (a) a breach or threatened breach by Seller of any of its obligations under this Agreement would give rise to irreparable harm to Buyer for which monetary damages would not be an adequate remedy; and (b) if a breach or a threatened breach by Seller of any such obligations occurs, Buyer will, in addition to any and all other rights and remedies that may be available so such party at law, at equity, or otherwise in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction, without any requirement to (i) post a bond or other security; or (ii) prove actual damages or that monetary damages will not afford an adequate remedy.

1.17 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

1.18 Entire Agreement. This Agreement and the Assignment Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof and hereof.

1.19 Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient; and (iv) on the 5th day after the date mailed, by certified or registered mail (in each case, return receipt requested, postage prepaid). Such communications must be sent to the respective Parties at the following addresses or at such other address for a Party as shall be specified in a notice given in accordance with this paragraph:

If to Seller:

Basestones Capital, Ltd.

Address: 500 Rainbow Blvd, Suite 300, Las Vegas, NV 89013

Email: eli-ansari@outlook.com

Attention: Mr. M. J. Eli Ansari

If to Buyer:

Reticulate Micro, Inc.

Address: 1023 Olive Ave, Ramona, CA, 92065

Email: ChermakM@reticulate.io

Attention: Mr. Michael Chermak

1.20 Amendments. This Agreement may not be amended, modified or supplemented except by written agreement of Buyer and Seller.

1.21 Relationship of Parties. Neither Party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement, or undertaking with any third party. Nothing in this Agreement shall be construed to create a partnership, joint venture, employment, or agency relationship between Seller and Buyer.

1.22 No Waiver. Nothing contained in this Agreement shall cause the failure of either party to insist upon strict compliance with any covenant, obligation, condition or agreement contained herein to operate as a waiver of, or estoppels with respect to, any such covenant, obligation, condition or agreement by the party entitled to the benefit thereof.

1.23 Severability. If any provisions hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof; provided, however, that the parties shall use reasonable efforts, including, but not limited to, the amendment of this Agreement, to ensure that this Agreement shall reflects as closely as practicable the intent of the parties hereto.

1.24 Assignment. Neither party may assign, sell, transfer or otherwise convey any of its rights or obligations under this Agreement (whether voluntarily or by operation of law) without the prior written consent of the other party. Any assignments in violation of this provision shall be null and void.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Agreement as of the day and year first written above.

Seller:

Basestones Capital, Ltd.

By:
	Name:	M. J. Eli Ansari

Buyer:

Reticulate Micro, Inc.

By:
	Name:	Michael Chermak

Exhibit A: Intellectual Property Purchase Agreement entered into on February 7, 2023 between Eyes Technology, Inc., Radmilo Bozinovic, and Basestones Capital Ltd.

[INSERT COPY]

INTELLECTUAL PROPERTY PURCHASE AGREEMENT

This INTELLECTUAL PROPERTY PURCHASE AGREEMENT (the “Agreement”), is entered into as of this 7th day of February, 2023 (the “Effective Date”), by and among Eyes Technology, Inc. with offices at 14585 Big Basin Way, Saratoga, CA 95070 (the “Seller” or “Assignor”), Radmilo Bozinovic, residing at 1170 Fairview Av., San Jose, CA 95125 (the “Seller”, “Inventor” or “Assignor”), and Basestones Capital Ltd., a Nevada corporation with offices located at 500 Rainbow Blvd, Suite 300, Las Vegas, NV 89013 (“Buyer” or “Assignee”) (collectively, the “Parties,” or each, individually, a “Party”).

RECITALS

WHEREAS, pursuant to the terms and conditions of this Agreement, Seller desires to sell, convey, transfer and assign all right, title and interest in certain intellectual property (Purchased Assets) to Buyer.

AGREEMENTS

NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, the parties, intending to be legally bound, agree as follows:

DEFINITIONS

For the purposes of this Agreement, the following capitalized terms shall have the meanings assigned to them below.

“Encumbrances” shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever (including any restriction on (a) the receipt of any income derived from any asset, or (b) the possession, exercise or transfer of any other attribute of ownership of any asset other than any restrictions that result from the license applicable to any licensed software incorporated into the Purchased Assets such as code referred to as open source software).

“Purchased Assets” means U.S. Patent No. 9,451,291 (Fast DWT-Based Intermediate Video Codec Optimized For Massively Parallel Architecture), issued on September 20, 2016, and any and all worldwide industrial and intellectual property rights and all rights associated therewith, including all patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof, all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data, proprietary processes and formulae, algorithms, specifications, all industrial designs and any registrations and applications therefor and all other rights corresponding thereto, all computer software, including all source code, object code, firmware, development tools, files, records and data, all moral and economic rights of authors and inventors, however denominated, and any similar or equivalent rights to any of the foregoing, and all tangible embodiments of the foregoing available at the time of execution of this Agreement.

SALE AND TRANSFER TO BUYER OF PURCHASED ASSETS

Sale and Transfer. Subject to the terms and conditions of this Agreement, on the Effective Date, Seller hereby sells, conveys, transfers and assigns to Buyer, and its successors and assigns, Seller’s entire right, title and interest in and to the Purchased Assets, together with all appurtenant goodwill relating thereto, free and clear of all Encumbrances and shall deliver to Buyer an executed patent assignment set forth on Exhibit A (the “Assignment”). In addition, Seller shall deliver to Buyer a copy of executed patent assignment(s) (and any documents evidencing inventor obligation to assign) assigning rights to U.S. Pat. No. 9,451,291 from Radmilo Bozinovic (inventor/assignor) to Eyes Technology, Inc. (assignee). In addition, Seller conveys to Buyer any right that Seller has to sue for past, present or future infringement of the Purchased Assets and to retain any damages and profits due or accrued for any such past, present or future infringement of the Purchased Assets, subject to Article 1.9 of this Agreement.

The Purchase Price. Subject to the terms and conditions of this Agreement, in consideration of the aforesaid sale, conveyance, assignment, transfer and delivery to Buyer of the Purchased Assets, Buyer hereby agrees to pay the compensation of $200,000 and royalties (described in 1.5) in the following manner:

●	The amount of $200,000 to be deposited with a mutually acceptable escrow company at the time of execution of this Agreement. Simultaneously, Seller and Inventor shall deposit an executed Assignment Agreements to the same escrow company. Concurrently, Seller and Inventor shall deposit source code and know- how related to the Purchased Assets (available at the time of sale) described in U.S. Patent No. 9,451,291 into the Basestones GitHub repository.

●	Within 7 days of deposit of said source code and related know-how, Buyer to verify the code and either release $150,000 to the Seller and Inventor or execute the cancelation of the Agreement, in which case Buyer shall receive the entire deposit back, while the Assignment of the Patent shall be pronounced null and void and shall be returned back to the Seller together with the entire patent documentation previously submitted to Seller’s GitHub repository. Buyer’s delay beyond the 7-day period shall give Seller the right to cancel the Agreement.

●	Escrow fees to be split 50%/50% between Buyer and Seller.

●	In case the Buyer proceeds with the sale and transfer, Buyer shall submit the Assignment of the patent to the USPTO within 14 days from the Effective Date. The final payment of $50,000 shall be automatically released to the Seller within 5 days after the completion of the Assignment of the patent with the USPTO, per escrow instructions.

●	1.5 Royalties. Eyes Technology shall be entitled to 5% royalties for the first two years following the completion of the patent assignment. Royalties to be capped at $1M.

Excluded Liabilities. Buyer shall not assume any liabilities of Seller all of which shall remain the liabilities of Seller (such liabilities, the “Excluded Liabilities”). Seller shall not assume any liabilities of Buyer, all of which shall remain the liabilities of Buyer.

Further Assurances. Promptly upon the request of Buyer, Seller shall execute such other reasonable and customary forms or documents as may be necessary or desirable to continue, secure, defend, register, confirm, evidence and otherwise give full effect to and to perfect Buyer’s rights under this Agreement or vest Buyer with full right, title and interest in and to the Purchased Assets.

License-back Agreement. Seller will be entitled to license-back rights to use, modify, distribute, sell, and reassign products, fees/royalty-free, in perpetuity in the application areas encompassing health-related AAS/AmI domains (Ambient Assisted Living/Ambient Intelligence), as well as have a right to licensing back on most favorable customer terms for all other application domains.

Potential Settlement Proceeds. Seller will be entitled to 25% of any judgments and/or settlements arising from all patent violations, including but not limited to direct and indirect infringements, willful infringement, contributory infringements, dilution, false markings, etc., committed by any outside parties between the patent’s priority date until the Effective date. Under this arrangement, inventor Radmilo Bozinovic and patent investor, Alexander Lunginovic, will be obligated to cooperate with the Buyer, its attorney(s), and any other parties appointed by the Buyer in order to help the investigation and any potential lawsuit(s) arising from any patent violations, in perpetuity.

REPRESENTATIONS, WARRANTIES

2.0 Mutual Warranties. Buyer and Seller each represents and warrants that (i) it has the right and authority to enter into this Agreement and to carry out each of the respective obligations hereunder, and (ii) it is not a party to any agreement or other contractual commitment that would restrict it from executing this Agreement, or granting the rights granted hereunder.

2.1 Representations and Warranties by Seller. In addition to what is expressly provided in Section 1.7, Seller represents and warrants to Buyer the following:

(a) Seller has full power and authority to execute and deliver this Agreement and the Assignment Agreement and to assign and transfer to Buyer the Purchased Assets pursuant to this Agreement. This Agreement has been duly executed and delivered by Seller.

(b) The execution and delivery by Seller of this Agreement and the Assignment Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, (i) result in the creation of any Encumbrances on any of the Purchased Assets other than any Encumbrance created as a result of facts specific to Buyer, (ii) conflict with any contract to which Seller is a party, or (iii) conflict with any legal requirements applicable to Seller or any of the Purchased Assets. No consent of any third party is required by or with respect to Seller in connection with the execution and delivery of this Agreement and the Assignment Agreement or the consummation of the transactions contemplated hereby and thereby.

(c) There is no private or governmental action, suit, proceeding, claim, arbitration, mediation or investigation pending before any governmental entity or threatened against Seller or any of the Purchased Assets, nor, to Seller’s actual knowledge, is there any reasonable basis for any such action, suit, proceeding, claim, arbitration, mediation or investigation, related to the Purchased Assets. To Seller’s actual knowledge, there is no judgment, decree, injunction, rule or order against Seller or any of the Purchased Assets related to the Purchased Asset.

(d) Seller is the sole and exclusive owner of the entire right, title and interest in and to the Purchased Assets and has good and marketable title to the Purchased Assets free and clear of all Encumbrances. Seller does not unlawfully or wrongfully use or possess any Purchased Assets and did not misappropriate the Purchased Assets from another person or entity. Seller is not aware of any infringement upon the rights of any third party and no such claim of infringement or violation has been threatened or asserted or is pending against Seller, its end-user customers, licensees or licensors. Seller is unaware that any of the foregoing claims or demands by any third party will be, or is likely to be made, or of any fact or circumstance that could reasonably give rise to any such claim or demand. Seller has not entered into any agreement, license, release, or order that restricts the right of Seller or Buyer to exploit the Purchased Assets in any way. Seller has taken all necessary steps to ensure the validity and enforceability of any issued claims resulting from the Purchased Assets.

INDEMNIFICATION

2.2 Survival. All representations, warranties, covenants, and agreements contained herein and all related rights to indemnification shall continue in full force and effect following the date hereof.

2.3 Seller. Seller shall indemnify and hold harmless Buyer and its directors, officers, agents and employees and each person, if any, who controls or may control Buyer (each of the foregoing being referred to individually as an “Indemnified Person” and collectively as “Indemnified Persons”) from and against any and all losses, liabilities, damages, reductions in value, costs and expenses, including costs of investigation and defense and reasonable fees and expenses of lawyers, experts and other professionals (collectively, “Damages”) directly or indirectly arising out of, resulting from or in connection with (i) any failure of any representation or warranty made by Seller in this Agreement to be true and correct, (ii) any breach of or default in connection with any of the covenants or agreements made by Seller in this Agreement, or (iii) any Excluded Liabilities.

2.4 Buyer. Buyer shall indemnify and hold harmless Seller and its directors, officers, agents and employees and each person, if any, who controls or may control Seller (each of the foregoing being referred to individually as an “Indemnified Person” and collectively as “Indemnified Persons”) from and against any and all losses, liabilities, damages, reductions in value, costs and expenses, including costs of investigation and defense and reasonable fees and expenses of lawyers, experts and other professionals (collectively, “Damages”) directly or indirectly arising out of, resulting from or in connection with (i) any failure of any representation or warranty made by Buyer in this Agreement to be true and correct, (ii) any breach of or default in connection with any of the covenants or agreements made by Buyer in this Agreement, or (iii) any Excluded Liabilities.

SECTION V: CONFIDENTIALITY

Non-Disclosure. Buyer and Seller agree that the terms of this Agreement and its existence are confidential. Except for the existence of the “Assignment Agreement,” which will be recorded with the U.S. Patent and Trademark Office, Buyer and Seller agree not to disclose the terms of this Agreement or its existence to any third party, other than its legal, financial or other professional advisors, without prior written approval of the other Party. Notwithstanding the foregoing, Buyer may disclose that it is the owner of the Purchased Assets.

Permitted Disclosures. Each Party may make disclosures of the terms and existence of this Agreement only (i) if compelled to do so by a government authority having jurisdiction over the Party or as otherwise required under applicable law or regulation, (ii) to actual or potential investors, lenders, and others that require access to this Agreement in connection with the evaluation of one (1) or more transactions involving a Party and that agree to refrain from disclosing such information or using such information for any purpose other than such evaluation, and (iii) to the business, legal and financial advisors of each Party. Each Party agrees to promptly notify the other Party of such potential disclosure to the extent that it is permitted to do so and that, in the case of disclosures compelled by a government authority, it will use commercially reasonable efforts to persuade the appropriate authority that, because of the confidential nature of the terms and existence of this Agreement, such terms and existence should not be disclosed.

Ownership of Information. Except as provided herein, any and all information of a confidential or proprietary nature which may be disclosed in connection with the discussion, negotiation, or execution of these documents will remain the exclusive property of the Party disclosing such information and will be held in the strictest confidence and will not be used by the Party receiving such information except in furtherance of the purposes of this Agreement.

MISCELLANEOUS

Fees and Expenses. All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereunder shall be paid by the party incurring such expenses, except as specifically provided to the contrary in this Agreement.

Equitable Remedies. Parties acknowledge that (a) a breach or threatened breach by either party of any of its obligations under this Agreement would give rise to irreparable harm to the damaged party for which monetary damages would not be an adequate remedy; and (b) if a breach or a threatened breach by the non-performing party of any such obligations occurs, the damaged party will, in addition to any and all other rights and remedies that may be available so such party at law, at equity, or otherwise in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction, without any requirement to (i) post a bond or other security; or (ii) prove actual damages or that monetary damages will not afford an adequate remedy. The maximum damages that either party can seek is capped at the value of this transaction.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

Entire Agreement. This Agreement and the Assignment Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof and hereof.

Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient; and (iv) on the 5th day after the date mailed, by certified or registered mail (in each case, return receipt requested, postage prepaid). Such communications must be sent to the respective Parties at the following addresses or at such other address for a Party as shall be specified in a notice given in accordance with this paragraph:

If to Seller:

Eyes Technology:		Radmilo Bozinovic

Address:	14585 Big Basin Way Saratoga, CA 95070	Address:	1170 Fairview Av. San Jose, CA 95125
Email:	RBozinovic@eyestech.net	Email:	RBozinovic@eyestech.net

Attention:	Isaak van Kempen, CEO

If to Buyer:

Basestones Capital Limited:

Address:	500 North Rainbow Blvd Suite 300, Las Vegas, NV 89107
Email:	Eli@basestones.capital
Attention:	Eli Ansari, President & CEO

Amendments. This Agreement may not be amended, modified or supplemented except by written agreement of Buyer and Seller.

Relationship of Parties. Neither Party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement, or undertaking with any third party. Nothing in this Agreement shall be construed to create a partnership, joint venture, employment, or agency relationship between Seller and Buyer.

No Waiver. Nothing contained in this Agreement shall cause the failure of either party to insist upon strict compliance with any covenant, obligation, condition or agreement contained herein to operate as a waiver of, or estoppels with respect to, any such covenant, obligation, condition or agreement by the party entitled to the benefit thereof.

Severability. If any provisions hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof; provided, however, that the parties shall use reasonable efforts, including, but not limited to, the amendment of this Agreement, to ensure that this Agreement shall reflects as closely as practicable the intent of the parties hereto.

Assignment. Neither party may assign, sell, transfer or otherwise convey any of its rights or obligations under this Agreement (whether voluntarily or by operation of law) without the prior written consent of the other party. Any assignments in violation of this provision shall be null and void.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Agreement as of the day and year first written above.

Seller:	Seller/Inventor:

Eyes Technology, Inc.	Radmilo Bozinovic

By:	By:
Isaak van Kempen, CEO	Radmilo Bozinovic, Ph.D.

Buyer:

Basestones Capital Limited

By:
Eli Ansari, President & CEO
M .J. Ansari (“Eli”)
President & CEO

Exhibit A: ASSIGNMENT AGREEMENT

PATENT ASSIGNMENT AGREEMENT

This Patent Assignment Agreement (“Assignment”) is made and entered into as of February 7th, 2023 (“Signing Date”), by and among Eyes Technology, Inc. with offices at 14585 Big Basin Way, Saratoga, CA 95070 (the “Seller” or “Assignor”), Radmilo Bozinovic, residing at 1170 Fairview Av., San Jose, CA 95125 (the “Seller”, “Inventor” or “Assignor”), and Basestones Capital Ltd., a Nevada corporation with offices located at 500 Rainbow Blvd, Suite 300, Las Vegas, NV 89013 (“Buyer” or “Assignee”) (collectively, the “Parties,” or each, individually, a “Party”) and shall become effective on the Signing Date (the “Effective Date”).

WHEREAS, the Parties are parties to an Intellectual Property Purchase Agreement dated February 2, 2023 (the “Agreement”), pursuant to which, among other things, Seller has agreed to transfer to Buyer U.S. Patent No. 9,451,291 (Fast DWT-Based Intermediate Video Codec Optimized For Massively Parallel Architecture), issued on September 20, 2016; and

WHEREAS, in accordance with, and subject to, the terms and conditions of the Agreement, the Parties wish to execute this Assignment.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in the Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1. Assignment. On the terms and subject to the conditions set forth herein and in the Agreement, Seller hereby sells, conveys, transfers, assigns and delivers to Buyer, and Buyer hereby purchases from Seller, all of Seller’s right, title and interest, as of the Effective Date, in and to U.S. Patent No. 9,451,291.

2. Recording the Assignment. The Parties hereby authorize the relevant authority at the United States Patent and Trademark Office, or any foreign equivalent thereto, to record this Assignment. Buyer agrees that it is Buyer’s responsibility to record this Assignment.

3. Exclusion of Warranties. EXCEPT AS SET FORTH IN THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE AGREEMENT, THE ASSIGNED ASSETS ARE ASSIGNED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF OR RELATED TO TITLE, NON- INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR ENFORCEABILITY.

4. Definitions. Capitalized terms used in this Assignment but not defined in this Assignment shall have the meanings ascribed to such terms in the Agreement.

5. Entire Agreement. This Assignment, together with the Agreement, contains the entire agreement between the Parties with respect to the subject matters hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. In the event of any conflict between this Assignment and the Agreement, the terms of the Agreement shall govern.

6. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Assignment.

IN WITNESS WHEREOF, each Party has caused this Assignment to be executed on its behalf by an officer thereunto duly authorized, all as of the date first written above.

EYES TECHNOLOGY, INC.		BASESTONES CAPITAL LIMITED

By:		By:
	Isaak van Kempen, CEO	Eli Ansari, President & CEO

INVENTOR

Radmilo Bozinovic

By:
Radmilo Bozinovic, Ph.D.

Exhibit B: ASSIGNMENT AGREEMENT

PATENT ASSIGNMENT AGREEMENT

This Patent Assignment Agreement (“Assignment”) is made and entered into as of March 14, 2023 (“Signing Date”), by and among Basestones Capital Ltd., a Nevada corporation (“Seller/Assignor”) and Reticulate Micro, Inc., a Nevada corporation (“Buyer/Assignee”). (collectively, the “Parties,” or each, individually, a “Party”) and shall become effective on the Signing Date (the “Effective Date”).

WHEREAS, the Parties are parties to an Intellectual Property Purchase Agreement dated March 14, 2023 (the “Agreement”), pursuant to which, among other things, Seller has agreed to transfer to Buyer U.S. Patent No. 9,451,291 (Fast DWT-Based Intermediate Video Codec Optimized For Massively Parallel Architecture), issued on September 20, 2016; and

WHEREAS, in accordance with, and subject to, the terms and conditions of the Agreement, the Parties wish to execute this Assignment.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in the Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1. Assignment. On the terms and subject to the conditions set forth herein and in the Agreement, Seller hereby sells, conveys, transfers, assigns and delivers to Buyer, and Buyer hereby purchases from Seller, all of Seller’s right, title and interest, as of the Effective Date, in and to U.S. Patent No. 9,451,291.

2. Recording the Assignment. The Parties hereby authorize the relevant authority at the United States Patent and Trademark Office, or any foreign equivalent thereto, to record this Assignment. Buyer agrees that it is Buyer’s responsibility to record this Assignment.

3. Exclusion of Warranties. EXCEPT AS SET FORTH IN THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE AGREEMENT, THE ASSIGNED ASSETS ARE ASSIGNED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF OR RELATED TO TITLE, NON- INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR ENFORCEABILITY.

4. Definitions. Capitalized terms used in this Assignment but not defined in this Assignment shall have the meanings ascribed to such terms in the Agreement.

5. Entire Agreement. This Assignment, together with the Agreement, contains the entire agreement between the Parties with respect to the subject matters hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. In the event of any conflict between this Assignment and the Agreement, the terms of the Agreement shall govern.

6. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Assignment.

IN WITNESS WHEREOF, each Party has caused this Assignment to be executed on its behalf by an officer thereunto duly authorized, all as of the date first written above.

BASESTONES CAPITAL, LTD.		RETICULATE MICRO, INC.

By:		By:
Date:	3/14/2023	Date:	3/14/2023
Name:	Eli Ansari	Name:	Michael Chermak
Title:	President	Title:	Chairman